Exhibit (a)(1)(B)

LETTER OF TRANSMITTAL

OMNICARE, INC.

Offer to Purchase for Cash
Up to $525,000,000 of its Outstanding
3.25% Convertible Senior Debentures due 2035
(CUSIP No. 681904AL2)

Pursuant to the Offer to Purchase
dated November 17, 2010

THE OFFER AND YOUR WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME, ON DECEMBER 15, 2010, UNLESS EXTENDED (SUCH DATE AND TIME AS IT MAY BE EXTENDED, THE “EXPIRATION DATE”) OR EARLIER TERMINATED BY OMNICARE, INC. YOUR ACCEPTANCE OF THE OFFER MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES DESCRIBED IN THE OFFER TO PURCHASE DATED NOVEMBER 17, 2010 (THE “OFFER TO PURCHASE”) AND IN THIS LETTER OF TRANSMITTAL.

The Information Agent and Depositary for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, NY 10005
Attention: Elton Bagley

Bankers and brokers: (212) 269-5550
All others Call Toll Free: (800) 487-4870

DELIVERY OF THIS LETTER OF TRANSMITTAL (THIS “LETTER OF TRANSMITTAL”) TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Capitalized terms used but not defined herein shall have the meanings assigned to them in the related Offer to Purchase dated November 17, 2010.

THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

This Letter of Transmittal is to be used by the Holders of the 3.25% Convertible Senior Debentures due 2035 (the “Debentures”) of Omnicare, Inc., a Delaware corporation (“Omnicare”), if:

•	certificates for tendered Debentures are to be physically delivered to the Depositary; or

•
tender of Debentures is to be made by book-entry transfer to the Depositary’s account at The Depositary Trust Company (“DTC”) pursuant to the procedures for book-entry transfer set forth under the caption “Terms of the Offer—Procedure For Tendering Debentures” in the Offer to Purchase and, in each case, instructions are not being transmitted through the DTC’s Automated Tender Offer Program (“ATOP”).

Holders who are tendering by book-entry transfer to the Depositary’s account at DTC must execute the tender through ATOP. DTC participants that are accepting the Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary’s account at DTC. DTC will then transmit an Agent’s Message to the Depositary for its acceptance. Delivery of the Agent’s Message by DTC will satisfy the terms of the Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

HOLDERS SHOULD BE AWARE THAT NO GUARANTEED DELIVERY PROCESS IS AVAILABLE TO TENDER DEBENTURES.

Only Holders are authorized to tender their Debentures. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Offer.

TENDERING OF DEBENTURES

           ☐CHECK HERE IF CERTIFICATES REPRESENTING TENDERED DEBENTURES ARE BEING DELIVERED HEREWITH.

           ☐CHECK HERE IF TENDERED DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:                                                  Transaction Code Number:

List below the Debentures to which this Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Debentures will be accepted only in principal amounts equal to $1,000 or integral multiples.

DESCRIPTION OF DEBENTURES

Name(s) and Address(es) of Holder(s)	Certificate Number(s)*	Aggregate Principal Amount Represented	Principal Amount Tendered**

Total Principal Amount of Debentures:

*    Need not be completed by Holders tendering by book-entry transfer.

**    Unless otherwise specified, it will be assumed that the entire aggregate principal amount of the Debentures described above is being tendered. See Instruction 4. Only Holders may validly tender their Debentures pursuant to the Offer.

The names and addresses of the Holders should be printed exactly as they appear on the certificates representing the tendered Debentures. The Debentures and the principal amount of Debentures that the undersigned wishes to tender should be indicated in the appropriate boxes.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

The undersigned hereby tenders to Omnicare, Inc. (“Omnicare”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 17, 2010 (the “Offer to Purchase”), receipt of which is acknowledged, and in accordance with this Letter of Transmittal (which together with the Offer to Purchase, constitutes the “Offer”), the principal amount of Debentures indicated in the table above labeled “Description of Debentures” under the column heading “Principal Amount Tendered.” If nothing is indicated in that column, then the entire aggregate principal amount represented by the Debentures described in the table is tendered.

Subject to, and effective upon, the acceptance for payment of the Debentures tendered in accordance with the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Omnicare, all right, title and interest in and to all of the tendered Debentures. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full knowledge that the Depositary also acts as the agent of Omnicare, with respect to tendered Debentures, and with full powers of substitution and revocation:

•
to present such Debentures and all evidences of transfer and authenticity to, or transfer of ownership of, such Debentures on the account books maintained by the Depositary Trust Company (“DTC”) to, or upon the order of, Omnicare; and

•
to receive all benefits and otherwise exercise all rights of beneficial ownership of such Debentures, all in accordance with the terms and conditions of the Offer as described in the Offer to Purchase. The above granted power of attorney is deemed to be an irrevocable power of attorney coupled with an interest.

If the undersigned is not the registered Holder listed in the box above labeled “Description of Debentures” under the column heading “Name(s) and Address(es) of Holder(s)” or the Holder’s legal representative or attorney in-fact, then in order to validly tender, the undersigned must obtain and deliver with this Letter of Transmittal Debentures that are endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Debentures on behalf of such registered Holder, in any case signed exactly as the name of the registered Holder appears on the Debentures, with the signatures on the certificates or instruments of transfer guaranteed as described below.

The undersigned understands that tenders of Debentures pursuant to any of the procedures described in the Offer to Purchase and in the Letter of Transmittal instructions will constitute the undersigned’s acceptance of the terms and conditions of the Offer. Omnicare’s acceptance of such Debentures for payment will constitute a binding agreement between the undersigned and Omnicare upon the terms and subject to the conditions of the Offer. For purposes of the Offer, the undersigned understands that Omnicare will be deemed to have accepted for payment (and thereby purchased) tendered Debentures, or defectively tendered Debentures with respect to which Omnicare has, or has caused to be, waived such defect, if, as and when Omnicare gives written notice to the Depositary of its acceptance for payment of such Debentures.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby, and that when such tendered Debentures are accepted for payment by Omnicare, Omnicare will acquire good and unencumbered title to the Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to adverse claims or rights.

The undersigned understands that it is a violation of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for a person acting alone or in concert with others, directly or indirectly, to tender Debentures for such person’s own account unless at the time of tender and at the Expiration Date such person has a “net long position” in (a) the Debentures that is equal to or greater than the amount tendered and will deliver or cause to be delivered such Debentures for the purpose of tender to Omnicare within the period specified in the Offer, or (b) other securities immediately convertible into, exercisable for or exchangeable into Debentures (“Equivalent Securities”) that is equal to or greater than the amount tendered and, upon the acceptance of such tender, will acquire such Debentures by conversion, exchange or exercise of such Equivalent Securities to the extent required by the terms of the Offer and will deliver or cause to be delivered such Debentures so acquired for the purpose of tender to Omnicare within the period specified in the Offer. Rule 14e-4 under the Exchange Act also provides a similar restriction applicable to the tender or guarantee of a tender on behalf of another person. A tender of Debentures made pursuant to any method of delivery set forth in this Letter of Transmittal will constitute the tendering Holder’s representation and warranty to Omnicare that (y) such Holder has a “net long position” in Debentures or Equivalent Securities being tendered within the meaning of Rule 14e-4 under the Exchange Act, and (z) such tender of Debentures complies with Rule 14e-4 under the Exchange Act. Omnicare’s acceptance for payment of Debentures tendered pursuant to the Offer will constitute a binding agreement between the tendering Holder and Omnicare upon the terms and subject to the conditions of the Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by Omnicare to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered hereby.

The undersigned understands that Omnicare reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates that right to purchase all or any of the Debentures validly tendered pursuant to the Offer. If such assignment occurs, the assignee-affiliate will purchase the Debentures validly tendered. However, any such transfer or assignment will not relieve Omnicare of its obligations under the Offer and will not prejudice the undersigned’s right to receive the purchase price in exchange for the Debentures validly tendered and accepted for payment on the acceptance date.

All authority herein conferred or agreed to be conferred by this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned.

The undersigned understands that the delivery and surrender of any Debentures is not effective, and the risk of loss of the Debentures does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Omnicare. All questions as to the form of all documents and the validity, including time of receipt, acceptance for payment and withdrawal of tendered Debentures, will be determined by Omnicare, in its sole discretion, which determination will be final and binding.

Unless otherwise indicated herein in the box below labeled “A. Special Issuance/Delivery Instructions,” the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and delivered to, the undersigned, and in the case of Debentures tendered by book-entry transfer, by credit to the account of DTC. Unless otherwise indicated herein in the box below labeled “B. Special Payment Instructions,” the undersigned hereby request(s) that any checks for payments to be made in connection with the Offer be issued to the order of, and delivered to, the undersigned.

If the “A. Special Issuance/Delivery Instructions” box is completed, the undersigned hereby request(s) that any Debentures representing principal amounts not tendered or not accepted for purchase be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

The undersigned recognizes that Omnicare has no obligation pursuant to the “A. Special Issuance/Delivery Instructions” box to transfer any Debentures from the names of the registered Holder(s) thereof if Omnicare does not accept for purchase any of such tendered Debentures. In the event that the “B. Special Payment Instructions” box is completed, the undersigned hereby request(s) that checks are issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated.

A. SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if Debentures in a principal amount not tendered or not accepted for purchase are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Debentures” within this Letter of Transmittal.

Name:
(PLEASE PRINT)

Address:

(INCLUDING ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER) (SEE IRS FORM W-9 HEREIN OR IRS FORM W-8, AS APPLICABLE)

B. SPECIAL PAYMENT
INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if checks are to be issued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled “Description of Debentures” within this Letter of Transmittal.

Name:
(PLEASE PRINT)

Address:

(INCLUDING ZIP CODE)

(TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER) (SEE IRS FORM W-9 HEREIN OR IRS FORM W-8, AS APPLICABLE)

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF WHETHER DEBENTURES
ARE BEING PHYSICALLY DELIVERED HEREWITH)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Debentures listed in the box above labeled “Description of Debentures” under the column heading “Principal Amount Tendered” (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Debentures described in such box).

This Letter of Transmittal must be signed by the Holder(s) exactly as its name(s) appear(s) on certificate(s) representing Debentures, or if tendered by a participant in DTC, exactly as such participant’s name appears on a Debenture position listing as the owner of Debentures. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
(SEE GUARANTEE REQUIREMENT BELOW)

Dated:
Name(s):

(PLEASE PRINT)

Capacity:
Address:

(INCLUDING ZIP CODE)

Area Code and Telephone Number:
Tax Identification or Social Security No.:

(COMPLETE ACCOMPANYING IRS FORM W-9 OR IRS FORM W-8, AS APPLICABLE)

MEDALLION SIGNATURE GUARANTEE
(IF REQUIRED—SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
Name of Firm:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1.           Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Debentures are tendered (i) by the registered Holder of such Debentures, or by a participant in DTC whose name appears on a Debenture position listing as the owner of such Debentures, and that Holder has not completed either of the boxes entitled “A. Special Issuance/Delivery Instructions” or “B. Special Payment Instructions” on this Letter of Transmittal or (ii) for the account of an Eligible Institution. If the Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for unpurchased Debentures are to be issued to a person other than the registered Holder, the signatures on this Letter of Transmittal accompanying the tendered Debentures must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

2.           Delivery of Letter of Transmittal and Debentures. This Letter of Transmittal is to be completed by Holders if:

•	certificates for tendered Debentures are to be physically delivered to the Depositary; or

•
tender of Debentures is to be made by book-entry transfer to the Depositary’s account at DTC pursuant to the procedures for book-entry transfer set forth under the caption “Terms of the Offer—Procedure For Tendering Debentures” in the Offer to Purchase, and instructions are not being transmitted through ATOP.

All physically delivered Debentures, or a confirmation of a book-entry transfer into the Depositary’s account at DTC of all Debentures delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or before the Expiration Date (in order to receive the purchase price). DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY. DELIVERY WILL BE DEEMED MADE ONLY WHEN DOCUMENTS ARE ACTUALLY RECEIVED BY THE DEPOSITARY.

The method of delivery of this Letter of Transmittal, certificates for Debentures and all other required documents, including delivery through DTC and any acceptance or Agent’s Message delivered through ATOP, is at the election and risk of the tendering Holder. If a Holder chooses to deliver by mail, the recommended method is by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery to the Depositary.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal, or a facsimile hereof, waive any right to receive any notice of the acceptance of their Debentures for payment.

3.           Inadequate Space. If the space provided in this Letter of Transmittal is inadequate, the certificate numbers and/or the principal amount represented by Debentures should be listed on a separate signed schedule attached to this Letter of Transmittal.

4.           Partial Tenders. (Not applicable to Holders who tender by book-entry transfer.) Tenders of Debentures will be accepted only in integral multiples of $1,000 principal amount. If Holders wish to tender with respect to less than the entire principal amount of any Debentures submitted, Holders must fill in the principal amount that is to be tendered in the columns entitled “Principal Amount Tendered”. In the case of a partial tender of Debentures, as soon as practicable after the Expiration Date, new certificates for the remainder of the Debentures that were evidenced by such Holder’s old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount that is represented by the Debentures delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

5.           Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Debentures tendered hereby the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Debentures tendered hereby, the signature must correspond with the name shown on the Debenture position listing as the owner of the Debentures.

If any of the Debentures tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

If this Letter of Transmittal or any Debenture or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Omnicare of such person’s authority to so act must be submitted.

When this Letter of Transmittal is signed by the registered Holders of the Debentures listed and transmitted hereby, no endorsements of Debentures or separate instruments of transfer are required unless payment is to be made, or Debentures not tendered or purchased are to be issued, to a person other than the registered Holders, in which case signatures on such Debentures or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

If this Letter of Transmittal is signed other than by the registered Holders of the Debentures listed, the Debentures must be endorsed or accompanied by appropriate instruments of transfer entitling the undersigned to tender the Debentures on behalf of such registered Holders, in any case signed exactly as the name or names of the registered Holders appear on the Debentures, with the signatures on the certificates or instruments of transfer guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

6.           Special Issuance and Delivery Instructions. If a check and/or certificates for Debentures representing principal amounts not tendered or not accepted for payment are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if a check is to be sent and/or such Debentures are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate “A. Special Issuance/Delivery Instructions” or “B. Special Payment Instructions” box on this Letter of Transmittal should be completed. All Debentures tendered by book-entry transfer and not accepted for payment will be returned by crediting the account at DTC designated above as the account for which such Debentures were delivered.

7.           Transfer Taxes. Except as set forth in this Instruction 7, Omnicare will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Debentures to Omnicare, or to Omnicare’s order, pursuant to the Offer. If payment of the proceeds from the Offer is to be made to, or if Debentures not tendered or purchased are to be registered in the name of, any persons other than the registered Holders of the Debentures, or if tendered Debentures are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will not be Omnicare’s responsibility and will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

8.           Waiver of Conditions. The conditions of the Offer are for the sole benefit of Omnicare. The conditions may be asserted by Omnicare regardless of the circumstances, including any action or inaction by Omnicare, giving rise to such condition or may be waived by Omnicare in whole or in part at any time and from time to time in its sole discretion prior to the Expiration Date. The failure of Omnicare at any time to exercise any of its rights will not be deemed a waiver of any other right and each right will be deemed an ongoing right which may be asserted at any time and from time to time.

9.           IRS Form W-9 and Form W-8. Each tendering Holder must either (i) provide the Depositary with a correct taxpayer identification number (“TIN”) (generally the Holder’s social security or federal employer identification number), and certain other information, on Internal Revenue Service (“IRS”) Form W-9 (which is provided herein), and certify, under penalty of perjury, that (a) such TIN is correct, (b) such Holder is not subject to backup withholding, and (c) such Holder is a United States person, or (ii) establish another basis for exemption from backup withholding. Certain Holders are not subject to backup withholding. See the enclosed IRS Form W-9 for additional instructions. A foreign person (including a foreign corporation) may qualify as an exempt recipient by submitting to the Depositary an appropriate IRS Form W-8, properly completed and signed under penalties of perjury, attesting to that Holder’s non-U.S. status. IRS Forms W-8 can be obtained from the Depositary or via the IRS website at www.irs.gov.

10.           Requests for Assistance or Additional Copies. Any questions or requests for assistance or additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Dealer Manager or the Information Agent at their respective telephone numbers set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer.

IMPORTANT: This Letter of Transmittal, or a facsimile hereof, together with Debentures and all other required documents, must be received by the Depositary on or before the Expiration Date in order for Holders to receive the purchase price.

IMPORTANT TAX INFORMATION

PURSUANT TO U.S. TREASURY DEPARTMENT CIRCULAR 230, HOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX MATTERS CONTAINED OR REFERRED TO IN THIS LETTER OF TRANSMITTAL IS NOT INTENDED OR WRITTEN BY US TO BE USED, AND CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON THE TAXPAYER UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED; (B) THIS DISCUSSION IS WRITTEN TO SUPPORT THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) A TAXPAYER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

Backup Withholding. Any payment made to a U.S. Holder (as defined below) pursuant to the Offer may be subject to backup withholding (currently at a rate of 28%). To prevent backup withholding, each such U.S. Holder whose tendered Debentures are accepted for payment should either (1) provide the Depositary with such holder's correct TIN on IRS Form W-9 attached to this Letter of Transmittal, certifying under penalties of perjury that (i) the U.S. Holder is a "United States person" (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), (ii) the TIN provided is correct (or that such U.S. Holder is awaiting a TIN) and (iii) the U.S. Holder is exempt from backup withholding because the holder has not been notified by the IRS that he, she or it is subject to backup withholding as a result of a prior failure to report all interest or dividends, or the IRS has notified the holder that he, she or it is no longer subject to backup withholding, or (2) otherwise establish an exemption.  A TIN is generally an individual U.S. Holder’s social security number or a U.S. Holder’s employer identification number. A U.S. Holder should write "Applied For" in the space for the TIN provided on IRS Form W-9 if such U.S. Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future.  If the Depositary is not provided with the correct TIN by the time of payment, the U.S. Holder will be subject to backup withholding and may also be subject to a $50 penalty imposed by the IRS. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.  A U.S. Holder who writes "Applied For" in the space for the TIN provided on IRS Form W-9 in lieu of furnishing a TIN should furnish the Depositary with such holder's TIN as soon as it is received. Certain holders (including, among others, corporations) are exempt from these backup withholding requirements. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file IRS Form W-9, should complete the form by checking the "Exempt from backup withholding" box on its face and return it to the Depositary.

Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained, provided the required information is furnished to the IRS in a timely manner.

To prevent backup withholding, each Non-U.S. Holder (as defined below) should (1) submit a properly completed IRS Form W-8BEN or other applicable IRS Form W-8 to the Depositary, certifying under penalties of perjury to the holder's foreign status, or (2) otherwise establish an exemption.

For purposes of these instructions, a "U.S. Holder" is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including any entity taxable as a corporation) created under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) the trust has a valid election in effect under applicable Treasury Regulations to be treated as a United States person. Holders that are, or hold their Debentures through, partnerships and other pass-through entities should consult their tax advisors regarding their treatment for purposes of these instructions.  A "Non-U.S. Holder" is any holder of the Debentures (other than a holder that is, or holds its Debentures through, a partnership or other pass-through entity) that is not a U.S. Holder.

For further information concerning backup withholding and instructions for completing the IRS Form W-9 (including how to obtain a TIN if you do not have one and how to complete the IRS Form W-9 if the Debentures are held in more than one name), consult the enclosed IRS Form W-9 and the instructions attached thereto.

Withholding on Non-U.S. Holders.  Payments made to a Non-U.S. Holder that are attributable to accrued but unpaid interest will be subject to a 30% federal withholding tax unless the Non-U.S. Holder provides the Depositary with proper certification on an applicable IRS Form W-8.

HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS TO DETERMINE WHETHER THEY ARE EXEMPT FROM BACKUP WITHHOLDING OR OTHER WITHHOLDING TAXES.

Any questions or requests for assistance or for additional copies of the Offer to Purchase or this Letter of Transmittal may be directed to the Information Agent as set forth below. A Holder may also contact such Holder’s broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

The Information Agent and Depositary for the Offer is:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor
New York, NY 10005
Attention: Elton Bagley
Bankers and brokers: (212) 269-5550

All others Call Toll Free: (800) 487-4870

By facsimile:
(For Eligible Institutions only):
(212) 809-8838

Confirmation:
(212) 493-6996

The Dealer Manager for the Offer is:

Barclays Capital

745 7th Avenue, 5th Floor
New York, New York 10019
Attention: Liability Management Group
Collect:  (212) 528-7581

U.S. Toll Free:  (800) 438-3242

Form **W-9**
(Rev. October 2007)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ....
☐ Other (see instructions) ▶

☐ Exempt payee

Address (number, street, and apt. or suite no.)

Requester's name and address (optional)

City, state, and ZIP code

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or

Employer identification number

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here | **Signature of U.S. person ▶** | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X Form **W-9** (Rev. 10-2007)

Form W-9 (Rev. 10-2007) Page 2

- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). Check the "Limited liability company" box only and enter the appropriate code for the tax classification ("D" for disregarded entity, "C" for corporation, "P" for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

For an LLC classified as a partnership or a corporation, enter the LLC's name on the "Name" line and any business, trade, or DBA name on the "Business name" line.

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007) Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1]See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited liability company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting *www.irs.gov* or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see *Exempt Payee* on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007) Page **4**

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.consumer.gov/idtheft* or 1-877-IDTHEFT(438-4338).

Visit the IRS website at *www.irs.gov* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.